Exhibit 10.1

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Amendment is entered into as of the 18th day of November, 2003, by and between by and between GRUPO PILGRIM’S PRIDE FUNDING S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable duly organized and validly existing under the laws of the United Mexican States (“Mexico”), having its corporate domicile in Queretaro, Mexico (“Company” or “Borrower”), COMERICA BANK (“Comerica”), a banking corporation duly organized and validly existing under the laws of the State of Michigan, of Detroit, Michigan and COMERICA BANK MEXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE a banking institution organized and existing under the laws of Mexico (“CBM;” collectively with Comerica, the “Bank”).

Recitals:

A. On or about September 7, 2001, the parties entered into a certain Revolving Credit Agreement, as same has been amended from time to time (the “Loan Agreement”).

B. Recently, Avicola Pilgrim’s Pride de Mexico, S.A. de C.V. changed its name to Comercializadora de Carnes de Mexico, S.A. de C.V. (“Avicola”) and became the primary importer or distributor in Mexico of poultry products exported by the US Guarantor (as defined in the Loan Agreement) in Mexico.

C. As Avicola is the primary importer or distributor in Mexico of poultry products exported by the US Gurantor in Mexico and has, as of October 1, 2002, become the primary distributor in Mexico for poultry products produced by the Operating Company (as defined in the Loan Agreement), Borrower has requested that the financial covenants set forth in the Loan Agreement only be measured at the consolidated Avicola level.

D. Bank is agreeable to this on the terms and conditions set forth below, including but not limited to, the requirement that certain of Avicola’s subsidiaries guarantee the indebtedness of Borrower to Bank.

NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

1. Concurrently herewith, Incubadora Hidalgo, S.A. de C.V. and Servicios Adminstrativos Pilgrims Pride, S.A. de C.V. (each, a “New Guarantor”) shall execute and deliver to Bank a guaranty agreement (fianza solidaria), in form and substance satisfactory to Bank and concurrently herewith, each New Guarantor shall be deemed a “Guarantor” under the terms of the Loan Agreement. Additionally, concurrently herewith, each New Guarantor shall deliver to Bank its respective authority documents as identified in Section 4.3 of the Loan Agreement.

2. Section 6.7 of the Loan Agreement shall be amended by deleting the first sentence.

3. Section 6.8 of the Loan Agreement shall be amended by deleting the first sentence.

4. Section 6.9 of the Loan Agreement shall be amended by deleting the first sentence.

5. Section 6.10 of the Loan Agreement shall be amended by deleting the first sentence.

6. Section 6.1 (b) and (c)of the Loan Agreement shall be amended as follows:

(a)	Section 6.1(b) shall be amended by deleting the phrase “the consolidated balance sheet of the Borrower and the Guarantors” and substituting in lieu therefor the phrase reading “the balance sheet of Avicola and the US Guarantor, on a consolidated basis and additionally for Avicola on a consolidating basis”.

(b)	Section 6.1(b) shall be amended by deleting the phrase “statements of income and retained earnings of the Borrower and of the Guarantors” and substituting in lieu therefor the phrase reading “statements of income and retained earnings of Avicola and of the US Guarantor, on a consolidated basis and additionally for Avicola on a consolidating basis”.

(c)	Section 6.1(c) shall be amended by adding the phrase “and for Avicola on a consolidated and on a consolidating basis” after the phrase “As soon as available and in any event within 135 (one hundred thirty five) days after the end of each fiscal year of the Borrower and of the Guarantors, a copy of the audited consolidated balance sheets and statements of income and retained earnings for the Borrower and for the Guarantors”.

7. Section 7.5 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

“7.5 Change of Business. (i) Engage in any material respects in any business activity or operations other than operations or activities (a) in the poultry industry, (b) processing and packaging of poultry products, (c) the distribution and wholesales of poultry and other meat products, or (d) which are not substantially different from or are related to its present business activities or operations; or (ii) Operating Company fails to be the primary importer or distributor in Mexico of poultry product exported by US Guarantor to Mexico; provided that US Guarantor, Mexican Guarantors or Operating Company may create a Subsidiary for the purpose of the distribution and sale of such product to third parties without the consent of the Bank so long as such Subsidiary executes and delivers to Bank (i) a guaranty of the obligations under this Agreement in substantially the same form as the Guaranty; (ii) a security agreement granting a security interest in the Accounts of such Subsidiary, which security interest shall secure the obligations under this Agreement; (iii) adopts, formalizes and records, to the extent required under applicable law, any and all resolutions so that each such Subsidiary and its corresponding representative enjoy sufficient authority for the execution of any documents that requires being executed, formalized and delivered in connection with the transactions hereby contemplated.”

8. Except as expressly provided in this Amendment, the parties acknowledge that the Loan Agreement is in full force and effect and Borrower acknowledges that there are no defenses or setoffs to any of Borrower’s obligations under the Loan Agreement as of the date hereof.

9. Borrower certifies that no default or Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

10. Borrower and Guarantors (as defined in the Loan Agreement) represent and warrant that each of its authority documents (as identified in Section 4.2 and 4.3 of the Loan Agreement) delivered to Bank in connection with the Loan Agreement, are in full force and effect and have not been modified, repealed or amended since the date thereof, other than to change the name of Avicola Pilgrim’s Pride de Mexico, S.A. de C.V. to Comercializadora de Carnes de Mexico, S.A. de C.V.

11. If any provision of this Amendment shall be held invalid or unenforceable, such invalidity or unenforceability shall affect only such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Amendment, and this Amendment shall be enforced as if any such invalid or unenforceable provision were not contained herein.

12. Except as specifically amended hereby, the Loan Agreement shall remain unchanged and shall be in full force and effect, enforceable in accordance with its terms.

13. Capitalized terms not defined herein, shall have the meaning(s) set forth in the Loan Agreement.

[signatures on the following page]

WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK	GRUPO PILGRIM’S PRIDE FUNDING, S. de RL, de C.V.

By:	By:

Its:	Its:	Attorney-In-Fact

By:

International Dept. – Latin Group 500 Woodward Ave. Detroit, Michigan 48226-3330 Facsimile:	Its: Attorney-In-Fact Avenida 5 de Febrero No. 1408 Queretaro, Queretaro, Mexico Facsimile: 011 42 17 97 80 Attn: Fernando Urresta

Comerica Bank Mexico, S.A.

By:

Its:

ACKNOWLEDGEMENT

The undersigned, Guarantors and Credit Parties hereby: (i) acknowledge and consent to the execution, delivery and performance of this Amendment; (ii) confirm the truth and validity of the representations and warranties set forth herein, to the extent such representations and warranties pertain to the undersigned, respectively, and (iii) ratify and agree to perform the covenants and agreements set forth in this Amendment (and the Loan Agreement, as amended, with respect to the New Guarantors), to the extent such covenants and agreements specifically pertain to the undersigned, respectively.

GRUPO PILGRIM’S PRIDE FUNDING HOLDINGS, S. de R.L. de C.V.		COMERCIALIZADORA DE CARNES DE MEXICO, S.A. de C.V. formerly known as AVICOLA PILGRIM’S PRIDE de MEXICO, S.A. de C.V.

By:		By:

Its:	Attorney-In-Fact	Its:	Attorney-In-Fact

By:		By:

Its:	Attorney-In-Fact	Its:	Attorney-In-Fact
Address: Same as Borrower		Address:	Same as Borrower

PILGRIM’S PRIDE, S.A. de C.V.		PILGRIM’S PRIDE CORPORATION

By:		By:

Its:	Attorney-In-Fact	Its:

By:

Its:	Attorney-In-Fact	Address:
Address: Same as Borrower		110 South Texas Street Pittsburg, Texas 75686 Facsimile: 001 903 856 7505 Attn: Rick Cogdill

[acknowledgement continued on the following page]

INCUBADORA HIDALGO, S.A. de C.V.		SERVICIOS ADMINISTRATIVOS PILGRIMS PRIDE, S.A. de C.V.

By:		By:

Its:	Attorney-In-Fact	Its:	Attorney-In-Fact

By:		By:

Its:	Attorney-In-Fact	Its:	Attorney-In-Fact